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                                                                    EXHIBIT 10.3

                        PERITUS SOFTWARE SERVICES, INC.

                        1997 DIRECTOR STOCK OPTION PLAN
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1.   Purpose
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     The purpose of this 1997 Director Stock Option Plan (the "Plan") of Peritus
Software Services, Inc., a Massachusetts corporation (the "Company"), is to advance the interests of the Company's shareholders by enhancing the Company's ability to attract, retain and motivate outside directors of the Company by providing such directors with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such directors with those of the Company's shareholders.

2.   Eligibility
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     Each Director of the Company who is not an employee of the Company (an
"Eligible Director") is eligible to be granted options, under the Plan. Any person who has been granted an option under the Plan shall be deemed a "Participant".

3.   Administration
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      The Plan will be administered by the Board of Directors of the Company
(the "Board"). Grants of stock options under the Plan and the amount and nature of the grants to be awarded shall be automatic and nondiscretionary in accordance with Section 5. However, the Board shall have authority to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No member of the Board shall be liable for any action or determination relating to the Plan. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

4.   Stock Available for Awards
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     (a)  Number of Shares.  Subject to adjustment under Section 4(b), options
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may be made under the Plan for up to 200,000 shares of the Class A common stock, no par value per share, of the Company (the "Common Stock"). If any option expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the
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unused Common Stock covered by such option shall again be available for the grant of options under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b)  Adjustment to Common Stock.  In the event of any stock split, stock
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dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities subject to future option grants, and (iii) the number and class of securities and exercise price per share subject to each outstanding option shall be appropriately adjusted by the Company (or substituted options may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 4(b) applies and
Section 6(c)(1) also applies to any event, Section 6(c)(1) shall be applicable to such event, and this Section 4(b) shall not be applicable.

5.   Stock Options
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     (a)  Automatic Grants.
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          (i)    Each Eligible Director who was serving on the Board on the effective date of the initial public offering of the Common Stock (the "Effective Date") (an "IPO Director") shall be granted an option to purchase 15,000 shares of Common Stock on the Effective Date.

          (ii) Each IPO Director who is serving on the Board at the adjournment of the annual meeting of the Company held in the year 1998 or at the adjournment of any subsequent annual meeting shall be granted an option to purchase 3,000 shares of Common Stock at the close of business on the date of such adjournment.

          (iii) Each Eligible Director who is not an IPO Director shall be granted an option to purchase 15,000 shares of Common Stock at the close of business on the date such Eligible Director is first elected to serve on the Board.

          (iv) Each Eligible Director who is not an IPO Director and who is serving on the Board at the adjournment of any annual meeting which begins after the date of his or her election shall be granted an option to purchase 3,000 shares of Common Stock at the close of business on the date of such adjournment.

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     (b)  Option Exercise Price.  The option exercise price per share for each
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option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock as listed on a nationally recognized securities exchange, on the date of grant (or, if no such price is reported on such date, such price as reported on the nearest preceding day); or (ii) the fair market value of the stock on the date of grant, as determined by the Board of Directors, if the Common Stock is not publicly traded. Notwithstanding the preceding sentence, the option exercise price per share for each option granted on the Effective Date shall be the price per share for which the Common Stock was offered to the public.

     (c)  Exercise Period.  Each option granted on the Effective Date shall vest
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and be exercisable on a cumulative basis as to one-third of the shares subject to such option on each of the first, second and third anniversaries of the date of the grant of such option, provided that, subject to the provisions of
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Sections 5(e) and 5(f), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company and such option may only be exercised for the purchase of such number of shares as were vested and exercisable at the time of such termination. No option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to approval of the Plan by the stockholders of the Company.

     (d)  Exercise Period Upon Retirement.  Notwithstanding the provisions of
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Section 5(d), in the event an optionee ceases to be a director by reason of retirement age determined by the Company or by reason of the Company's failure to nominate the optionee for reelection as a director (other than for such director's refusal to serve as a director), each option then held by such director shall, at the time he or she ceases to be a director, be exercisable for that number of shares of Common Stock which equals the sum of (i) the shares which are then vested and exercisable and (ii) the shares which would otherwise become vested and exercisable at the next following anniversary of the date of grant of the option.

     (e)  Exercise Period Upon Death or Disability.  Notwithstanding the
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provisions of Section 5(d), any option granted under the Plan:

          (i) may be exercised in full by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while serving as a director of the Company; or

          (ii)   may be exercised

                 (x) in full upon the death of an optionee while serving as a director of the Company, or

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                 (y)  to the extent then exercisable upon the death of an
                      optionee within 90 days of ceasing to serve as a director of the Company,

                 by the person to whom it is transferred by will, by the laws of descent and distribution, or by written designation of beneficiary filed with the Company;

in each such case within the period of one year after the date the optionee ceases to be such a director by reason of such death or disability; provided, that no option shall be exercisable after the expiration of ten (10) years from the date of grant.

     (f)  Payment Upon Exercise.  Common Stock purchased upon the exercise of an
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Option granted under the Plan shall be paid for as follows:

          (1)  in cash or by check, payable to the order of the Company;

          (2) except as the Board may otherwise provide in an Option, delivery of an irrevocable and unconditional undertaking by a credit worthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a credit worthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          (3) (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

          (4)  any combination of the above permitted forms of payment.

6.   General Provisions Applicable to Options
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     (a)  Transferability of Options.  Except as the Board may otherwise
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determine or provide in an option agreement, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b)  Documentation.  Each option under the Plan shall be evidenced by a
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written instrument in such form as the Board shall determine.  Each option may contain terms and conditions in addition to, and not inconsistent with, those set forth in the Plan.

     (c)  Acquisition Events.  Except to the extent otherwise provided in the
          -------------------
instrument evidencing the Award or in any other agreement between the Participant and the Company, upon the occurrence of an Acquisition Event or with respect to Options or any other similar Awards only, upon the execution by the Company of any agreement with respect to an Acquisition Event, (i) the Board shall cause all Options then outstanding to become immediately exercisable in full as of a specified date (the "Acceleration Date") prior to the Acquisition Event, and shall provide written notice to the Participants informing them that all such options have become exercisable in full and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants between the Acceleration Date and the consummation of such Acquisition Event; (ii) all Restricted Stock Awards then outstanding shall become immediately free of all restrictions; (iii) all other stock-based Awards all become immediately exercisable, realizable or vested in full, or shall be immediately free of all restrictions or conditions, as the case may be.

     An "Acquisition Event" shall mean: (a) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 60% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

     (d)  Withholding.  Each Participant shall pay to the Company, or make
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provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from

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any payment of any kind otherwise due to a Participant.

     (e)  Conditions on Delivery of Stock.  The Company will not be obligated to
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deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (f)  Acceleration.  The Board may at any time provide that any Options
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shall become immediately exercisable in full or in part.

7.   Miscellaneous
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     (a)  No Right To Continue as a Director.  Neither the Plan nor the granting
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of an option nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

     (b)  No Rights As Stockholder.  No Participant or Designated Beneficiary
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shall have any rights as a stockholder with respect to any shares of Common
Stock to be distributed with respect to an option until becoming the record holder of such shares.

     (c)  Effective Date and Term of Plan.  The Plan shall become effective on
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the date on which it is adopted by the Board.  No options shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's shareholders, but options previously granted may extend beyond that date.

     (d)  Amendment of Plan.  The Board may amend, suspend or terminate the Plan
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or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirements. Amendments requiring stockholder approval shall become effective when adopted by the Board.

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     (e)  Governing Law.  The provisions of the Plan and all options made
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hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.


                              Adopted by the Board of Directors
                              on May 5, 1997

                              Approved by the Stockholders on
                              _________________________, 1997

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